MONTHLY SERVICING STATEMENT

Household Home Equity Loan Trust 2002-3

Distribution Number	34
Beginning Date of Collection Period	01-May-05
End Date of Collection Period	31-May-05
Payment Date	20-Jun-05
Previous Payment Date	20-May-05

Funds Reconciliation
Available Funds for Payment including Skip-A-Pay and excluding Premium Amount
Available Payment Amount	10,372,937.38
Principal Collections	8,564,989.71
Interest Collections (net of servicing fee)	1,807,947.67
Collections of Interest (net of Servicing Fee and principal recoveries)	1,807,249.89
Servicing Fee	98,508.67
Principal recovery	697.78
Skip-A-Pay Advances	-
Skip-A-Pay Reimbursement Amount	-
Insured Amounts, if any	-

Payments	10,441,704.05
Interest Paid to Notes	543,987.79
Principal Paid to Notes	-
Servicing Fee	98,508.67
Ownership Interest	9,799,207.59

Pool Balance
Beginning Pool Balance	236,420,800.94
Principal Collections (including repurchases)	8,564,989.71
Additional Principal Reduction Amount	(351,252.87)
Ending Pool Balance	227,504,558.36

Collateral Performance
Cash Yield (% of beginning balance)	9.67%
Charge off Rate (net of principal recoveries; % of beginning balance)	1.78%
Net Yield	7.89%
Cumulative Realized Losses	(8,077,187.77)
Cumulative Loss Percentage	0.81%

Delinquent Home Equity Loans
30-59 days principal balance of Home Equity Loans	8,476,381.53
30-59 days number of Home Equity Loans	92
60-89 days principal balance of Home Equity Loans	1,488,760.24
60-89 days number of Home Equity Loans	12
90+ days principal balance of Home Equity Loans	9,723,918.94
90+ days number of Home Equity Loans	113
90+ days Delinquency Percentage	4.27%
Ninety Day-Plus Rolling Average for such Payment Date	4.23%

Loan Detail
Number of loans purchased or substituted pursuant to 2.02 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.02 during the period
Number of loans purchased or substituted pursuant to 2.04 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.04 during the period
Number of loans purchased or substituted pursuant to 3.01 during the period	-
Principal balance of loans purchased or substituted pursuant to 3.01 during the period
Substitution Adjustment Amounts	-
Number of Home Equity Loans outstanding (Beginning of Collection Period)
Number of Home Equity Loans outstanding (Ending of Collection Period)	2,673
Principal balance of REO as of the end of the collection period	2,743,885.33
Number of loans that went into REO during the collection period	5
Principal balance of loans that went into REO during the collection period	472,769.32

Overcollateralization
Begin Overcollateralization Amount	57,966,633.02
Overcollateralization Release Amount	8,564,989.71
Distributable Excess Cashflow	-
Charge-Offs	(351,252.87)
End Overcollateralization Amount	49,050,390.44

Target Overcollateralization Amount	44,363,388.88
Interim Overcollateralization Amount	57,615,380.15
Interim Overcollateralization Deficiency	-

Excess Cashflow	9,799,207.59

Other
Stepdown	Yes
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Total Note Principal Amount as Percent of Total Original Note Principal Amount

Note Principal Amount Statement
A. Information on Distributions
1. Total Distribution per $1,000	0.556526
2. Principal Distribution per $1,000	0.000000
3. Interest Distribution per $1,000	0.556526

B. Calculation of Interest Due & Paid
1. 1 month LIBOR	3.09000%
2. Formula Rate (1-mo. Libor plus 45 bps)	3.54000%
3. Available Funds Cap	8.11510%
4. Note Rate	3.54000%
5. Days in Accrual Period	31

6. Current Interest, Interest Carry Forward Amount, and Supplemental Interest Amount Due
7. Current Interest and Interest Carry forward Amount paid	543,987.79
8. Supplemental Interest Amount paid	0.00

9. Unpaid Interest Carry Forward Amount	0.00
10. Unpaid Supplemental Interest Amount	0.00

C. Calculation of Note Principal Amount
1. Note Principal Amount, prior to payments	178,454,167.92
2. Principal Payment Amount paid	-
3. Distributable Excess Cashflow paid	-
4. Note Principal Amount, after payments	178,454,167.92

5. Note Principal Amount as a % of the Original Note Principal Amount, after payments
6. Note Principal Amount as a % of the Pool Balance, after payments	78.44%

HSBC FINANCE CORPORATION, successor by merger to Household
Finance Corporation ("HSBC Finance")
HOUSEHOLD HOME EQUITY LOAN TRUST 2002-3

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Master Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of August 29, 2002 (the "Sale and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, Household Home Equity Loan
Trust 2002-3, HSBC Finance Corporation, the Master Servicer and JPMorgan Chase
Bank (as successor to Bank One, National Association), as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1 Capitalized terms used in this Servicing Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2 HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3 The undersigned is a Servicing Officer.

4	This Servicing Certificate relates to the Distribution Date occurring on June 20, 2005

5 As of the date hereof, to the best knowledge of the undersigned, the
Master Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date and that, except as may be noted on the
Servicing Certificate related to a Trigger Event, no Master Servicer Termination has occurred since the prior Determination Date

6 As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 15th day of June, 2005.

HSBC FINANCE CORPORATION
as Servicer

By: /s/ J. A. Bevacqua_____________
Title: Servicing Officer